EXHIBIT 10.93.5

Execution Copy

AMENDMENT NO. 7 TO THE CREDIT AGREEMENT

Dated as of January 12, 2007

AMENDMENT NO. 7 TO THE CREDIT AGREEMENT (this “Amendment No. 7”) among Headwaters Incorporated, a Delaware corporation (the “Borrower”), the Lenders (as defined in the Credit Agreement referred to below), Morgan Stanley & Co. Incorporated, as collateral agent (the “Collateral Agent”), and Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”), as administrative agent (the “Administrative Agent”; together with the Collateral Agent, the “Agents”).

PRELIMINARY STATEMENTS:

(1)           The Borrower, certain financial institutions and other persons from time to time parties thereto (collectively, the “Lenders”), the Agents, JPMorgan Chase Bank, N.A. (as successor to JPMorgan Chase Bank), as syndication agent, and Morgan Stanley and J.P. Morgan Securities Inc., as joint lead arrangers and joint bookrunners, have entered into that certain Credit Agreement dated as of September 8, 2004 (as amended and modified pursuant to consents dated November 6, 2004 and December 16, 2004, Amendment No. 2 to the Credit Agreement dated March 14, 2005, Amendment No. 3 to the Credit Agreement dated May 19, 2005, Amendment No. 4 to the Credit Agreement dated October 26, 2005, Amendment No. 5 to the Credit Agreement dated June 27, 2006 and Amendment No. 6 to the Credit Agreement dated August 30, 2006 the “Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement).

(2)           The Borrower, the Agents and the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain additional respects as set forth below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

section 1.           Amendment of Credit Agreement.  The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, hereby amended as follows:

(a)           The definition of “Indebtedness” in Section 1.1 is amended by adding “)” at the end of, but before the final comma in, clause (iii) thereof.

(b)           The definition of “Restricted Payment” in Section 1.1 is amended by restating clause (ii) thereof to read as follows:

“(ii) any redemption, retirement, purchase or other acquisition for value, direct or indirect, of any Equity Interests of the Borrower or any of its Subsidiaries now or hereafter outstanding, other than (x) in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to a Subsidiary of the Borrower) of other Equity

Interests of the Borrower (other than Disqualified Stock) and (y) premiums paid in connection with Rate Management Transactions,”

(c)           The definition of “Restricted Payment” in Section 1.1 is amended by restating clause (iii) thereof to read as follows:

“(iii) any redemption, purchase, retirement, defeasance, prepayment or other acquisition for value, direct or indirect, of any Indebtedness prior to the stated maturity thereof, other than any redemption, purchase, retirement, defeasance, prepayment or other acquisition of (x) the Obligations and (y) so long as no Default or Unmatured Default exists at the time thereof or would arise after giving effect thereto, any other Indebtedness (together with the related payment of any interest or any consent fee in respect thereof) in part or full exchange for, or with the proceeds of the issuance or incurrence of, any Subordinated Indebtedness permitted under Section 6.14.8 or the issuance of any Equity Interests of the Borrower (subject in each case to any mandatory prepayment of the Obligations required to be made in accordance with Section 2.2(c)), in each case within one hundred eighty (180) days of the issuance of such Subordinated Indebtedness or Equity Interests,”

(d)           Section 6.10 is amended by restating clause (iv) thereof to read as follows:

“(iv) so long as no Default or Unmatured Default exists at the time thereof or would arise after giving effect thereto, Restricted Payment in the aggregate amount of not more than fifteen million dollars ($15,000,000).”

(e)           Section 6.13 is amended by adding to the end thereof a Section 6.13.7 to read as follows:

“6.13.7 Investments consisting of Rate Management Transactions otherwise permitted hereunder.”

(f)            Section 6.17 is amended by amending and restating the last sentence thereof in its entirety to read as follows:

“Except to the extent set forth in the preceding sentence, the Borrower will not, nor will it permit any Subsidiary to, enter into or remain liable upon any Rate Management Transactions except for those entered into in connection with a bona fide hedging transaction and not for speculative purposes.”

section 2.           Conditions to Effectiveness.  This Amendment No. 7 and the amendments contained herein shall become effective as of the date hereof (the “Amendment No. 7 Effective Date”) when each of the conditions set forth in this Section 2 to this Amendment No. 7 shall have been fulfilled to the satisfaction of the Administrative Agent.

(a)           Execution of Counterparts.  The Administrative Agent shall have received counterparts of this Amendment No. 7, duly executed and delivered on behalf of the Borrower and the Required Lenders, or, as to any of the foregoing parties, advice reasonably satisfactory to the Administrative Agent that such party has executed a counterpart of this Amendment No. 7.

(b)           Guarantor Consent.  The Administrative Agent shall have received the Consent attached as Exhibit A hereto duly executed by each of the Guarantors.

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(c)           Payment of Fees and Expenses.  The Borrower shall have paid (i) an amendment fee of 5 basis points for the account of each Lender that executes and delivers this Amendment No. 7  at or before 5:00 P.M. (New York City time) on January 12, 2007 (calculated on the outstanding principal amounts owed to such Lender under its respective outstanding Loans and Commitments), subject to successful achievement of the Amendment No. 7 Effective Date, and (ii) all reasonable expenses (including the reasonable fees and expenses of Shearman & Sterling LLP) incurred in connection with the preparation, negotiation and execution of this Amendment No. 7 and other matters relating to the Credit Agreement from and after the last invoice to the extent invoiced.

(d)           No Default.  No Default or Unmatured Default shall have occurred and be continuing or would occur as a result of the transactions contemplated by this Amendment No. 7.

section 3.     Confirmation of Representations and Warranties.  Each of the Credit Parties hereby represents and warrants, on and as of the date hereof, that (a) the representations and warranties contained in the Credit Agreement are correct and true in all material respects on and as of the date hereof, before and after giving effect to this Amendment No. 7, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date and (b) no Default or Unmatured Default has occurred and is continuing, or would occur as a result of the transactions contemplated by this Amendment No. 7.

section 4.     Reference to and Effect on the Loan Documents.  (a) On and after the Amendment No. 7 Effective Date, each reference in the Credit Agreement to “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other transaction documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Amendment No. 7.

(b)           The Credit Agreement, the Pledge and Security Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment No. 7, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Loan Documents, in each case as amended by this Amendment No. 7.

(c)           The execution, delivery and effectiveness of this Amendment No. 7 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

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section 5.     Execution in Counterparts.  This Amendment No. 7 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment No. 7 by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment No. 7.

section 6.     Governing Law.  This Amendment No. 7 shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Credit Agreement, as if this were a part of the Credit Agreement.

section 7.     Entire Agreement; Modification.  This Amendment No. 7 constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

[Signature PAGES follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 7 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

HEADWATERS INCORPORATED,
as Borrower

By:
Title:

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent, Swing Line Lender and as a Lender

By:
Title:

MORGAN STANLEY & CO. INCORPORATED,
as Collateral Agent

By:
Title:

Lenders:

By:
Name:
Title:

EXHIBIT A

CONSENT

Dated as of January 12, 2007

Reference is made to the Credit Agreement referred to in the foregoing Amendment No. 7 (capitalized terms used herein and not defined being used herein as defined in the Credit Agreement).  Each of the undersigned, in its capacity as a Guarantor under the Guaranty Agreement and as a Grantor under the Pledge and Security Agreement, hereby (i) consents to the execution, delivery and performance of Amendment No. 7 and agrees that each of the Guaranty Agreement and the Pledge and Security Agreement is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment No. 7 Effective Date, except that, on and after the Amendment No. 7 Effective Date, each reference to “the Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended and otherwise modified by Amendment No. 7 and (ii) confirms that the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations.

ATLANTIC SHUTTER SYSTEMS, INC.;

BEST MASONRY & TOOL SUPPLY, LLC

CHIHUAHUA STONE LLC;

COVOL COAL COMPANY, LLC;

COVOL ENGINEERED FUELS, LC;

COVOL SERVICES CORPORATION;

DON’S BUILDING SUPPLY, LLC

ELDORADO G-ACQUISITION CO.;

ELDORADO SC-ACQUISITION CO.;

ELDORADO STONE ACQUISITION CO., LC;

ELDORADO STONE FUNDING CO., LLC;

ELDORADO STONE LLC;

ELDORADO STONE OPERATIONS LLC;

ENVIRONMENTAL TECHNOLOGIES GROUP, LLC;

GLOBAL CLIMATE RESERVE CORPORATION;

HCM FLEXCRETE, LLC;

HCM STONE, LLC;

HCM UTAH, INC.;

HEADWATERS CONSTRUCTION MATERIALS, INC.;

HEADWATERS CONSTRUCTION MATERIALS, LLC;

HEADWATERS ENERGY SERVICES CORP.;

HEADWATERS ETHANOL OPERATORS, LLC;

HEADWATERS HEAVY OIL, LLC;

HEADWATERS CTL, LLC

HEADWATERS RESOURCES, INC.;

HEADWATERS SYNFUEL INVESTMENTS, LLC;

HEADWATERS TECHNOLOGY INNOVATION, LLC;

HEADWATERS SERVICES CORPORATION;

L-B STONE LLC;

METAMORA PRODUCTS CORPORATION;

METAMORA PRODUCTS CORPORATION OF ELKLAND;

MTP, INC.;

TAPCO INTERNATIONAL CORPORATION;

VFL TECHNOLOGY CORPORATION;

WAMCO CORPORATION

each as a Guarantor

By:
Name: Scott K. Sorensen
Title: Chief Financial Officer